As filed with the Securities and Exchange Commission on October 28, 2004.

                                                                                                                                    Investment Company Act File No.811-21662
                                                                                                                                    Securities Act File No. 333- __________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
☑ Registration Statement Under the Securities Act of 1933

☐ Pre-effective Amendment No. ____
☐ Post-effective Amendment No. ____

☑ Registration Statement Under the Investment Company Act of 1940
Amendment No. ___

CAPSTONE CHURCH BOND FUND
(Exact name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100
Houston, Texas 77057
Registrant's telephone number, including Area Code: (800) 262-6631

Edward L. Jaroski
5847 San Felipe, Suite 4100
Houston, Texas 77057

(Name and Address of Agent for Service)

Copies to: Olivia P. Adler Dechert LLP 1775 Eye Street, N.W. Washington, D.C. 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box / /./x/

It is proposed that this filing will become effective (check appropriate box)

/x/ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Offering Price	Amount of Registration Fee
Common Stock (no par value)	2,000,000 shares	$25.00	$ 50,000,000	$ 6,335

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

CAPSTONE CHURCH BOND FUND
Prospectus dated

Capstone Church Bond Fund (the "Fund") is a non-diversified, closed-end management investment company.. The Fund's investment objective is to provide a high level of current income. It intends to achieve its objective through investment primarily in church mortgage bonds. Church mortgage bonds are bonds issued by churches and by church-related schools, colleges and other Christian non-profit organizations for the purpose of financing capital needs, such as construction of new facilities.

There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund, including that the Fund may invest all or a substantial portion of its assets in publicly offered mortgage securities. SEE "SPECIAL RISK CONSIDERATIONS."

The Fund offers one class of shares of beneficial interest ("Shares"), which have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In an effort to provide shareholders an opportunity to sell their Shares, the Fund currently intends to consider to offer to repurchase a portion of its outstanding Shares each quarter at net asset value. There is no guarantee that you will be able to sell your Shares at any given time.

The Fund offers its Shares monthly through Capstone Asset Planning Company, as principal underwriter ("CAPCO"), and through selected broker-dealers and financial firms. The Offering Price is the net asset value (NAV) plus any applicable sales charge. See "How to Purchase Shares" for more information. The minimum initial investment is $2,000.

The Fund's investment adviser is Capstone Asset Management Company (the "Adviser"). This Prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated_________, has been filed with the Securities and Exchange Commission ("SEC"). This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 800-262-6631. A table of contents for the Statement of Additional Information is on page ___. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information and other information about the Fund..

_____________

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of the Shares or passed on the adequacy of this prospectus. A representation to the contrary is a crime.

_____________

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares involve investment risks, including the possible loss of your investment.

The following table applies to the proposed initial offering of the Fund's Shares:

Price to the Public	Sales Load	Proceeds to the Fund

Per Share $	$	$

Total	$	$

[LOGO]

THIS PROSPECTUS IS DATED ___________, 2004.

Page

Fund Expenses
Prospectus Summary
The Fund
Investment Objective and Policies
Special Risk Considerations
Investment Practices and Special Risks
Taxation
Management of the Fund
Distributions
Dividend Reinvestment Plan
Repurchase of Shares
Description of Shares
Purchasing Shares of the Fund
Communications With Shareholders
Custodian, Dividend Disbursing Agent and Transfer Agent
Legal Opinions
Independent Auditors
Additional Information
Table of Contents for the Statement of Additional Information

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's Adviser or CAPCO. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

Fund Expenses

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) #9; 3.25%
Repurchase Fee 1.00%

Annual Operating Expenses (As a Percentage of Net Assets Attributable to Shares)

Investment Advisory Fee 0.45%
Administration Fee3 0.075%
Service Fee 0.25%
Interest Payments on Borrowed Funds
Other Expenses
Total Annual Operating Expenses

1. The sales load for purchases equal to or in excess of $50,000 may be reduced. See "How to Purchase Shares" for more information.

2. #9; The repurchase fee is paid directly to the Fund to recover repurchase offer expenses. The fee is imposed only on purchased shares held less than 5 years. See "Repurchase of Shares" for more information. This fee is limited to a maximum of $500.00 per shareholder for shares tendered.

3. See "Management of the Fund" for additional information.

4. A service fee not to exceed 0.25% of the Fund's average daily net assets for any fiscal year will be imposed on shareholder accounts. The Fund may apply for exemptive relief from the SEC to permit this fee to be used for distribution-related, as well as servicing, expenses. This relief, if obtained, will not cause the amount of this fee to change, but it would be called a Distribution and/or Service Fee. See "Plan of Distribution" for additional information.

5. "Other Expenses" are based on estimated amounts for the fiscal year.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

	One Year	Three Years	Five Years	Ten Years

Assuming no tender of shares	$____	$____	$____	$____

Assuming tender and repurchase of shares on last day of period and imposition of the redemption fee	$____	$____	$____	$____

This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. This example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown

Prospectus Summary

This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund. The Fund is a non-diversified closed-end management investment company. It was formed as a Delaware statutory trust on ________, 2004, and is registered with the SEC. The Fund's principal business is investing its assets by purchasing mortgage bonds issued by churches and other Christian non-profit organizations. The Fund may also purchase mortgage loan obligations of such entities in an amount not to exceed 20 % of the Fund's portfolio. The Fund does not issue redeemable shares (shares that you may redeem at any time). See "Periodic Offers by the Fund to Repurchase Shares from Shareholders."

The Offering. The Fund's Shares are offered through CAPCO and through selected broker-dealers and financial services firms at the public offering price which is the next determined net asset value per share plus a sales charge The minimum initial investment is $2,000 and minimum subsequent investment is $100.

Investment Objective, Policies and Risks. The Fund's investment objective is to provide a high level of current income. It intends to achieve this objective through investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in church mortgage bonds, as defined below. This 80% requirement may be changed only with at least 60 days' notice to shareholders. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations." The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund's investment policies and strategies may be changed, subject to compliance with applicable legal requirements.

Church Mortgage Bonds are corporate debt securities issued by churches and other Christian non-profit organizations ("Borrowers") for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 30 years. Church mortgage bonds are typically secured by a First Trust Deed on the Borrower's real property.

Church Mortgage Bonds are issued in $1,000 denominations and pay either simple or compound interest at varying rates with the earliest maturing bonds having the lowest rates. The Fund intends only to buy simple interest church mortgage bonds.

The Fund may invest up to 20% of its net assets in church mortgage loans. Church mortgage loans are loan obligations of churches and other Christian non-profit organizations issued for various purposes, including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Loans may have maturities ranging from one year to 25 years or longer. Church mortgage loans are typically secured by a first trust deed on the Borrower's real property but may also include loans collateralized by church mortgage bonds. Church mortgage loans differ from church mortgage bonds in that church mortgage loans represent the whole of an issue of debt, while church mortgage bonds represent only a portion of a debt. Thus, church mortgage loans are likely to be less liquid than church mortgage bonds.

Borrower Credit Risk and Other Risks. Investing in church mortgage bonds does involve investment risk, and some Borrowers may default on their church mortgage bond payments. The Fund attempts to manage these risks through selection of a varied portfolio of church mortgage bonds and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. There is active trading market for church mortgage bonds or church mortgage loans. Thus, these instruments are difficult to value. There is also no active trading market for the Fund's shares. See "Special Risk Considerations" for a discussion of these and other risks.

Share Repurchases. Beginning with the second full quarter following the commencement of the Fund's operations, the Fund will make quarterly offers to repurchase an amount not less than 5% nor more than 25% of its outstanding Shares at their then current net asset value per Share. Under normal market conditions, the Fund's Board of Trustees generally expects to authorize a repurchase offer of up to 15% of the Fund's outstanding Shares. The Fund will impose a 1% redemption fee to compensate the Fund for expenses directly related to the repurchases. This fee is limited to a maximum of $500.00 per shareholder for Shares tendered. Although the Fund will make quarterly repurchase offers for Shares at net asset value as a fundamental policy, you may not be able to sell all of the Shares you desire to sell if the number of tendered Shares in connection with a repurchase offer exceeds the number of Shares the Fund has offered to repurchase.

The Fund may borrow to finance repurchases of Shares. Borrowings entail additional risks.

Investment Adviser. Capstone Asset Management Company ("CAMCO" or, in such capacity, "Adviser") is the Fund's investment adviser. See "Management of the Fund."

Consultant. California Plan of Church Finance, Inc. ("CPCF" or "Consultant") acts as a consultant to the Fund regarding the church mortgage bond and church mortgage loan markets, and the credit quality and valuation of particular obligations. See "Management of the Fund".

Administrator. CAMCO serves as the Fund's administrator (in such capacity, the "Administrator"). See "Management of the Fund."

Fees to Adviser Administrator and Consultants. The Fund will pay CAMCO a fee for its investment advisory services to the Fund at a maximum annualized rate of 0.45% of the average daily net assets of the Fund. The Fund will pay CAMCO a fee for its administrative services to the Fund, at a maximum annual rate of 0.075% of the average daily net assets of the Fund. See "Management of the Fund." The Fund will pay CPCF a consulting fee at a maximum annual rate of 0.10% for its church bond and loan market consulting services.

Service Plan. The Shares of the Fund are assessed service fees for personal services and/or the maintenance of shareholder accounts, payable to CAPCO and brokers, dealers and financial services firms. The service fee will not exceed, for any fiscal year, 0.25% of the Fund's average daily net assets attributable to the Shares. See "Purchasing Shares of the Fund -- Service Plan."

Distributions. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net capital gain, if any, will be distributed at least annually.

Dividend Reinvestment Plan. You may elect to have your dividends and capital gain distributions automatically reinvested in additional Shares purchased from the Fund at the net asset value per Share. If you do not elect to participate in this dividend reinvestment plan, you will receive distributions in cash.

__________________________________________________________________________

THE FUND________________________________________________________________

The Fund is a non-diversified, closed-end management investment company. It was formed as a Delaware statutory trust on October ___, 2004. The Fund will complete an initial public offering of its Shares and commence investment operations on January ___, 2004. The Fund's principal office is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 and its telephone number is 800-262-6631.

______________________________________________________________________________

USE OF PROCEEDS___________________________________________________________

The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies or used for other operating purposes contemplated by this Prospectus. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares within approximately 30 days of receipt. The Fund will pay organization and offering expenses estimated to be $___________ from the proceeds of the initial offering of Shares. Such expenses will therefore be borne by investors in the initial offering. Investors in any subsequent offering may not bear any organizational or operating expenses.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of current income. It will seek to achieve this objective primarily through investment in church mortgage bonds. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

Church Mortgage Bonds

Church mortgage bonds are corporate debt securities issued by churches, schools, colleges and other Christian non-profit organizations for the completion of construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower's real property normally secures these bonds.

Interest Rates and Maturity. When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund expects that its church mortgage bonds will have stated maturities ranging from fifteen to thirty years, although the Fund has no policy limiting the maturity of church mortgage bonds that it purchases. The Fund estimates that the actual maturity of the church mortgage bonds in its portfolio will average approximately twenty years.

Protective Provisions of Church Mortgage Bonds Church mortgage bonds are secured by a deed of trust on the issuer's real property held by the trustee in accordance with an indenture of trust. The Fund intends to purchase church mortgage bonds secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

Borrowers. Borrowers are generally churches, and church-related schools, colleges and other Christian non-profit organizations operating in a variety of geographic regions.

The Fund generally invests in a church mortgage bond if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser reviews the credit analysis of the Borrower prepared and supplied by the Consultant. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and geographic location. Although the Adviser will use its best judgment in selecting church mortgage bonds, there can be no assurance that such analysis will disclose factors that may impair the value of a church mortgage bond. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk."

The Adviser generally relies on the credit analyses of Borrowers prepared by the Consultant and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments.

Investors should be aware that the church mortgage bond market is not large. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds. CPCF, Consultant to the Fund, is one of the principal underwriters and market makers for church mortgage bonds and one of the principal sources of pricing for church mortgage bonds. It is anticipated that the Fund will primarily purchase church mortgage bonds that are underwritten by CPCF and that CPCF may [will?] receive fees in connection with sales of church mortgage bonds, including church mortgage bonds sold to the Fund.

Church Mortgage Loans

The Fund may invest up to 20% of its total assets in certain senior debt in the form of church mortgage loans. The Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is pari passu in the capital structure with other senior debt securities of the Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other obligations of such Borrower.

Other Important Investment Policies

During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less, as well as in church mortgage loans. These short-term debt obligations may include commercial paper rated in at least the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated, or a short-term credit rating, in at least such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of church mortgage bonds and church mortgage loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

__________________________________________________________________________

SPECIAL RISK CONSIDERATIONS___________________________________________

An investment in Fund shares involves a number of risks. Consider the following carefully before you invest.

No Trading Market for Shares. The Fund is a non-diversified closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. Although the Fund, as a fundamental policy, will make repurchase offers quarterly, applicable law permits the Fund's Board to suspend or postpone a repurchase offer if the offer would cause the Fund to lose its status as a registered investment company or in other limited circumstances. In the event that the Fund's Board of Trustees does not authorize the Fund to make repurchases of its Shares, you may not be able to otherwise sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

Church Mortgage Bonds. There is less readily available, reliable information about most church mortgage bonds than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. The Adviser relies primarily on CPCF's evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser and CPCF. CPCF, which is also a principal underwriter for church mortgage bonds, may have a conflict of interest in providing ratings analyses for these bonds.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many church mortgage bonds and most church mortgage loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for church mortgage bonds and any market for church mortgage loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value per Share. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loans results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in the Fund's net asset value.

There is no assurance that sale of the collateral for a church mortgage bond or church mortgage loans would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give the Trustee the full benefit of their senior positions. If the terms of a church mortgage bond do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the church mortgage bond or church mortgage loan..

Fund Borrowings and Leverage. The Fund may from time to time borrow money on a secured or unsecured basis at variable or fixed rates. The Adviser expects that the Fund will do so to remain fully invested after accounting for anticipated cash infusions from the prepayment of church mortgage loans and church mortgage bonds and the sale of Fund shares, and cash outflows from the fulfillment of settlement obligations and the repurchase of Fund shares. The Fund may also borrow and issue debt for the purpose of acquiring additional income-producing investments, consistent with its investment objective and policies, when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful.

As prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends and repurchasing shares. The Fund's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Any such borrowing or debt issuance is a speculative technique in that it will magnify any changes to the Fund's net asset value. The Fund may also borrow for temporary, extraordinary or emergency purposes.

Preferred Shares. Although the Fund has no present plans to do so, the Fund may in the future issue preferred shares, which may have certain priorities over the shares offered by this prospectus, including preferences with respect to payment of dividends. Holders of preferred shares would also have the right to be represented by specified trustees on the Fund's Board of Trustees and, under certain circumstances, the right to elect a majority of the trustees.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single Borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company.

Concentration. The fact that the Fund's investments will be primarily in mortgage-related instruments and in church-related instruments means that the Fund is particularly exposed to events that impact the real-estate market generally and that affect church-related entities.

Additional Investment Practices and Special Risks

The Fund may use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell church mortgage bonds and other securities on a "when issued" or "delayed delivery" basis and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

In as much as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed, and the Fund may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in church mortgage bonds and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in church mortgage bonds and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

__________________________________________________________________________

TAXATION________________________________________________________________

The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. As a trust, the Fund will not be subject to any excise or income taxes as long as it qualifies as a regulated investment company for federal income tax purposes and meets certain distribution requirements.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. The Jobs and Growth Tax Relief Reconciliation Act of 2003 contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Church Mortgage Bonds and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains, however. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates. As a consequence of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year or (iii) for taxable years beginning after December 31, 2008, 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

General. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board of Trustees.

The Adviser

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc., located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for the Fund. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages assets in excess of $2.5 billion. As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.45% on the first $500 million of the Fund's average daily net assets. The rate declines to _____% on the next $500 million, and to ____% on average daily net assets in excess of $1.0 billion. The Adviser may in its sole discretion from time to time waive all or a portion of the investment advisory fee or reimburse the Fund for all or a portion of its other expenses.

Investment Advisory Agreement. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers supervises and implements the Fund's investment activities and is responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

  selecting which securities the Fund should purchase, hold or sell;

  choosing the brokers through which the Fund will execute its portfolio transactions;

  furnishing offices, necessary facilities and equipment; and

  permitting the use of its officers and employees to serve without compensation as Trustees and officers of the Fund.

The Consultant

California Plan of Church Finance, the Consultant, 7120 N. Whitney Avenue, Suite 105, Fresno, CA 930720-0153, is a registered investment adviser and broker-dealer. The Consultant is a subsidiary of the California Baptist Foundation. The Consultant provides credit research and analyses to the Adviser regarding church mortgage bonds and church mortgage loans. Such analyses consider the financial condition of the borrowers and valuations of property underlying particular bonds and loans. The Consultant will also assist in the process of pricing the church mortgage bonds and church mortgage loans in the Fund's portfolio. The Fund pays the Consultant a fee calculated at the annual rate of ____% on the first $500 million of the Fund's average daily net assets, ___% on the next $500 million of such assets, and ___% on Fund assets in excess of $1.0 billion.

The Administrator

CAMCO acts as administrator for the Funds. For its services as administrator, CAMCO receives a monthly fee from the Funds calculated in aggregate at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

DISTRIBUTIONS

The Fund's present policy is to declare and pay monthly distributions to shareholders of substantially all of the Fund's net investment income. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. The Fund's net capital gain, if any, generally will be distributed at least annually. You may elect to have distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

Dividend Reinvestment Plan. You may choose to have your dividend and capital gain distributions reinvested in additional Shares at the net asset value per Share (without a sales charge). If you do not make this election, all distributions will be made in cash. You may withdraw from the dividend reinvestment plan at any time by contacting the Plan Agent at the address or telephone number listed below. Your withdrawal will become effective for dividends and declarations that occur after, and have a record date of at least ten days after, the Plan Agent's receipt of your notice to withdraw from the dividend reinvestment plan.

All correspondence concerning the dividend reinvestment plan should be directed to _________________ Please call if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

REPURCHASE OF SHARES

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to redeem their Shares on a quarterly basis, beginning in the second full quarter following the commencement of the Fund's operations. The time and dates by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the last business day of each calendar quarter.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer, and under normal market conditions the Board of Trustees expects to authorize a repurchase offer for up to 15% of its outstanding shares. The Fund may not repurchase more than 25% of its outstanding Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline. Payment for all Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling (800)______.

At least 21 and no more than 42 calendar days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Shares until a subsequent repurchase offer.

If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund's Shares outstanding. If there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations: (a) the Fund may accept all Shares tendered by persons who own in the aggregate not more than a specified number of shares (not to exceed 100 Shares) before prorating shares tendered by others; or (b) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Shares tendered by shareholders who do not make this election. Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Shares and some shareholders may tender more Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

Although the Board of Trustees believes that repurchase offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments in anticipation of offers or to borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in church mortgage bonds and church mortgage loans, and borrowing involves costs and expenses.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Fund's Trustees, including a majority of the independent Trustees.

Repurchase Fee. A 1% repurchase fee, designed to recover repurchase offer expenses, will be charged in connection with the Shares held for less than five years which are accepted by the Fund for repurchase pursuant to repurchase offers. The repurchase fee will be not be imposed on Shares accepted for cash tender from a record holder that are (a) owned by such holder and were purchased more than five years prior to tender, and (b) owned by such holder and were acquired through reinvestment of distributions. The repurchase fee will be paid to the Fund. In determining whether a repurchase fee is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares and/or from Shares purchased with reinvested distributions.

Involuntary Repurchase of Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right, upon 30 days' written notice to shareholders with accounts worth less than the applicable minimum investment amount (unless the account value resulted from a decline in the Fund's NAV per Share), to liquidate those accounts at the time of the next quarterly repurchase of Shares unless the account is increased above the applicable required minimum investment. No repurchase fee will be imposed on Shares liquidated under this provision.

DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust organized on ___________, 2004.

The Fund's Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common or preferred shares of beneficial interest with such par value, or no par value as the Trustees shall determine. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares. The Fund currently offers one class of common shares -- the Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The terms of any borrowings may limit the payment of dividends to shareholders. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among shareholders.

The Fund does not intend to hold meetings of shareholders except as required by applicable law. At meetings, Shares of the Fund entitle their holders to one vote per Share.

The Shares do not have preemptive, subscription, conversion or cumulative voting rights, and are not liable for further calls or assessments. The Fund will not issue Share certificates.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares.

PURCHASING SHARES OF THE FUND

The Fund offers Shares on a monthly basis through CAPCO, the principal underwriter, whose offices are located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Shares are also offered through members of the NASD or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the monthly offering of its Shares at any time without prior notice.

Except as discussed below under "Investments by Tax-Sheltered Retirement Plans," the minimum initial investment in the Fund is $2,000 and minimum subsequent investment is $100.

The Shares will be offered by the Fund monthly at the public offering price next computed after the Fund receives the order. The public offering price for the Fund's monthly Share offers will be determined as of the close of the NYSE on the last business day of each month. Thus, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. While the Fund is offering shares, NAV must be calculated at least once each weekday, except for national holidays, Good Friday, and under certain conditions specified by applicable federal rules. Payment for Shares purchased directly through the Fund's shareholder service agent ordinarily must be received at the time the order is placed. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order.

Shares of the Fund are sold subject to the following sales charge:

Amount of investment	Sales Charge as a % of the Offering Price	Which Equals this % of Net Amount Invested
Up to $49,999	3.25%	%
$50,000 to $99,999	2.75%	%
$100,000 to $249,999	2.50%	%
$250,000 to $499,999	1.75%	%
$500,000 to $999,999	1.50%	%
$1,000,000 +	0.00%	%

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward round up.

Cumulative Quantity Discount. The Fund permits you to combine the current value of qualified shares you already own, based upon the public offering price, in your account or in a group of qualified accounts linked to your account with the value of a proposed purchase to reach a breakpoint level that qualifies for a reduced sales charge.

Sales Charge Waivers. The sales charges will be waived for qualified fee-based financial advisors. Shares may be purchased without an initial sales charge by Christian organizations that invest at least $1 million in the Fund.. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800_______.

__________________________________________________________________________

PLAN OF DISTRIBUTION___________________________________________________

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Fund dated __________ (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Funds in monthly offerings through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares.

Edward L. Jaroski is President and a Trustee of the Fund and is President and a director of CAMCO and of the Distributor. Some other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Fund's Board of Trustees or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Fund has adopted a Service Plan (the "Plan") for the Fund which will permits the Fund to compensate the Distributor and others for the provision of certain services to the Fund's shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent information on all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of the Fund. Subject to these limits, the Distributor may reallow amounts up to 0.25% of net assets to Service Organizations (which may include the Distributor itself), such reallowances to be based on the average net asset value of shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

The Plan and related agreements have been approved by a vote of the Fund's Board of Trustees and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the trustees, including a majority of the Plan Trustees. In determining whether to adopt or continue the Plan, the trustees will request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its shareholders.. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

The Fund may apply for an exemptive order from the SEC that would permit Plan fees to be used for distribution-related expenses as well as service expenses. If such an order is obtained, the amount of the Plan fee would not change.

Automatic Investment. Once an investor has opened an account in the Fund with the minimum $2,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the automatic investment application available from the transfer agent, the Fund, such investor's broker or dealer or CAPCO. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the automatic investment program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

Investments By Tax-Sheltered Retirement Plans. Shares are available for purchase in connection with certain types of tax-sheltered retirement plans. Eligible investors may establish individual retirement accounts ("IRAs"), Employee Pension Plans ("SEP's"), other pension and profit sharing plans, 401(k) plans or Section 403(b)(7) plans. Documents and forms containing detailed information regarding these plans are available from CAPCO or your broker-dealer.

The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

The illiquid nature of the Shares may affect the nature of distributions from tax-sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax-sheltered retirement plans. Shareholders considering establishing a retirement plan or purchasing any Shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

Other Information

Privacy Policy. The Fund has adopted a policy concerning investor privacy which is distributed with this Prospectus.

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolios, are held by ____________, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Fund.

of the

STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies and Special Risk Considerations

Investment Restrictions

Trustees and Officers

Portfolio Transactions

Management of the Fund

Dividend Reinvestment Plan

Net Asset Value

Taxation

Repurchase of Shares

Independent Registered Public Accounting Firm

STATEMENT OF ADDITIONAL INFORMATION

CAPSTONE CHURCH BOND FUND

Capstone Church Bond Fund ("Fund") is a non-diversified, closed-end interval fund whose investment objective is to provide a high level of current income. It expects to achieve this objective through investment primarily in church mortgage bonds. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated __________, 2004 ("Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-262-6631. This Statement of Additional Information incorporates by reference the entire Prospectus and is incorporated by reference in its entirety into the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED ________, 2004.

of the
STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies and Special Risk Considerations

Investment Restrictions

Trustees and Officers

Portfolio Transactions

Management of the Fund

Dividend Reinvestment Plan

Net Asset Value

Taxation

Repurchase of Shares

Independent Registered Public Accounting Firm

Investment Objective and Policies and Special Risk Considerations

The Fund's investment objective is to provide a high level of current income. It will pursue this objective primarily through investment in church mortgage bonds. The Fund plans to invest at least 80% of its total assets in mortgage bonds issued by churches and other Christian non-profit organizations ("Borrowers"). These mortgage bonds typically are issued for purposes including construction, property purchases or for the refinancing of existing real property. Borrowers operate in a variety of geographic regions. Such bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower's real property normally secures these bonds.

The Fund's net asset value may be affected by changes in Borrower credit quality and other factors with respect to church mortgage bonds and other debt obligations in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of church mortgage bonds and associated special risk considerations, see "Investment Objective and Policies" and "Special Risk Considerations" in the Prospectus.

Investment Restrictions

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined in the Investment Company Act of 1940 ("1940 Act") ) as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

1. The Fund will operate as a closed-end management company, as defined in Section 5(a)(2) of the Investment Company Act of 1940, as amended and as interpreted or modified from time to time by applicable rule or regulatory authority.

2. With respect to its Share repurchases:

a. The Fund will make Share repurchase offers every calendar quarter, pursuant to Rule 23c-1 under the 1940 Act, as it may be amended from time to time, commencing in ________, 2005;

b. A minimum of 5% of the Fund's outstanding Shares will be subject to each repurchase offer, unless the Board of Trustees establishes a different percentage, which must be no less that 5% or more than 25% of the Fund's outstanding Shares;

c. The repurchase request deadline will be 4:00 p.m. Eastern time on the last business day of each calendar quarter; and

d. There will be a maximum 14 day period between the repurchase request deadline for each repurchase offer and the date on which the Fund's net asset value for that repurchase is determined.

3. The Fund may write put and call options on financial instruments in which it is permitted to invest.

Additionally, the Fund may not:

4. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money or issuing preferred shares in amounts not exceeding the asset coverage tests established by Section 18(f) of the 1940 Act or as otherwise permitted by law.

5. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in connection with the purchase and sale of its portfolio investments in accordance with its investment objective and policies, or when acting as an agent or one of a group of co-agents in originating loans.

6. Purchase or sell real estate, except that the Fund may purchase (a) securities of issuers that deal in real estate, (b) securities that are directly or indirectly secured by interests in real estate, and (c) securities that represent interest in real estate and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests in real estate.

7. Purchase or sell commodities, or commodity contracts, except that the Fund may (a) enter into financial futures contracts (including stock index, currency and other financial futures contracts, swaps or hybrid instruments) and options thereon in accordance with applicable law and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments..

8. Make loans of money or property to any person, except that the Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan consistent with its investment objective and policies; (ii) lend portfolio instruments; and (iii) acquire securities subject to repurchase agreements.

9. Make investments on margin or engage in short selling.

10. Concentrate its in investments in any industry as that term is defined, interpreted or modified from time to time by applicable rule or regulatory authority, except that the Fund will invest more than 25% of its assets in mortgage and other obligations of church-related issuers.

There is no limitation on the percentage of the Fund's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund's portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the net asset value ("NAV") of the Fund.

The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 40%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

Trustees and Executive Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.	4	None

Independent Directors

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Trustee	From 2004	Self-employed Investor Consultant	4	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 75	Trustee	From 2004	Retired	4	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 73	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	4	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associate Materials, Inc. (1988-2001); Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 44	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	4	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 56	Executive Vice President	From 2004	Executive Vice President/CIO of Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 52	Sr. Vice President	From 2004	Managing Director and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 42	Sr. Vice President	From 2004	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 37	Asst. Vice President Compliance	From 2004	Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 44	Treasurer	From 2004	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

To be Determined	Asst. Secretary.	From 2004		N/A	None

*

Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Funds have four committees that report to the Board of Trustees. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent trustees. The Valuation and Investment Review Committee, and the Compliance Committee is comprised exclusively of members of the Board of Trustees. Following is a description of each of the committees:

Audit Committee. The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and to act as a liaison between the Funds' independent auditors and the full Boards. The Committee approves the appointment and compensation of the Funds' auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Funds and non-audit provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Trustees of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary.

Compliance Committee. The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Leonard Melley and Bernard J. Vaughan.

Nominating/Corporate Governance. The purpose of this committee is to select and nominate independent trustees to the Board of Trustees, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The Committee is composed entirely of independent members of the Board of Trustees of the Funds. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary. The nominating committee will not consider nominees recommended by shareholders.

Valuation and Investment Review. The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, James F. Leary and Bernard J. Vaughan.

The following table provides information about the trustees' ownership of securities in the Fund and in the total fund complex:

Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Director
Edward L. Jaroski	None	over $100,000
Independent Directors
Bernard J. Vaughan	None	$50,001 - $100,000
James F. Leary	None	$1 - $10,000
Leonard B. Melley, Jr.	None	$50,001 - $100,000
John R. Parker	None	$1 - $10,000

*	Information provided as of April 30, 2004

As of the date of this SAI, the Independent Trustees, and/or any of their immediate family members, did not own any securities issued by the Adviser or the Fund principal underwriter or any company controlling, controlled by or under common control with the Adviser or such principal underwriter.

The trustees and officers of the Fund as a group own less than one percent of the outstanding shares of any Fund. Each independent trustee serves as a director or trustee on the boards of two other registered investment companies comprising the Capstone Complex of Mutual Funds ("Capstone Funds Complex"). The independent directors/trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent director/trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid additional $2,000 for serving the Capstone Funds complex. All fees received by the directors/trustees are allocated among the Capstone Funds Complex based on net assets. The directors/trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the independent trustees during fiscal 2003 from the Capstone Funds complex:

Name of Person, Position	Aggregate Compensation from Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees
James F. Leary, Director/Trustee(1)	$0	$0	$0	$18,000
John R. Parker, Director/Trustee(1)	$0	$0	$0	$18,000
Bernard J. Vaughan, Director/Trustee(1)	$0	$0	$0	$20,000
Leonard B. Melley, Director/Trustee(1)	$0	$0	$0	$18,000

(1)	Director of Capstone Series Fund Inc. ("CSFI") and Trustee of Steward Funds, Inc.
(2)

Compensation received by Independent Directors/Trustees is allocated among the Capstone complex of Mutual Funds on which the director/trustee serves based on net assets. During fiscal 2003, he Capstone complex of Mutual Funds consisted of Steward Funds, Inc. ('SFI"), Capstone Social Ethics and Religious Values Fund ("SERV") and CSFI. CSFI has only one portfolio. SFI has 2 portfolios. SERV, which was liquidated on October 15, 2004, had five portfolios. As of the date of this SAI, no compensation had been paid to Trustees with respect to the Fund, which commenced operations on __________.

The Fund, the Adviser and the Distributor have adopted codes of ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Capstone funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Capstone funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Portfolio Transactions

With respect to the purchase of church mortgage bonds and church mortgage loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. The Adviser will determine the broker-dealers and underwriters from whom the Fund will purchase these instruments by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. It is anticipated that purchases of church mortgage bonds and church mortgage loans will generally be made through California Plan of Church Finance, which is a primary underwriter or originator of these types of instruments and which also serves as Consultant to the Fund. The illiquidity of church mortgage bonds and church mortgage loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase these instruments at a fair price should the Fund desire to sell such investments. See "Special Risk Considerations" in the Prospectus.

With respect to investments other than in church mortgage bonds and church mortgage loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses.

If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold.

Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 40%.

Management of the Fund

The Adviser and Administrator

Pursuant to the terms of an investment advisory agreement dated ____________, ("CAMCO Agreement") the Fund employs CAMCO, to furnish investment advisory services for the Fund. CAMCO was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to four registered investment companies. CAMCO manages assets in excess of $2.5 billion.

Investment Advisory Agreement

The CAMCO Agreement provides CAMCO shall have full discretion to manage the assets of the Fund in accordance with its investment objective and policies and the terms of the Articles of Incorporation. CAMCO is authorized, with the consent of the trustees, to engage sub-advisers for the Funds. CAMCO has sole authority to select broker-dealers to execute transactions for the Fund, subject to the reserved authority of the trustees to designate particular broker-dealers for this purpose. The CAMCO Agreement provides that CAMCO will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and CAMCO shall not be liable for the acts of third parties.

For its services, CAMCO receives investment advisory fees monthly, in arrears, from Capstone Church Bond Fund at the following annual rates, which are applied to the average daily net assets of the Fund.

Annual Fee rate as a percentage of average daily net assets:

0.45% of the first $500 million
% of the next $500 million
% of assets over $1 billion

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its trustees, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Trustees or committees or advisers to the Board. CAMCO also agrees to make available, without expense to the Fund, the services of its trustees, officers and employees who serve as officers of the Fund.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that CAMCO shall not be liable for the acts of third parties.

The CAMCO Agreement was approved by unanimous votes of the Board of Trustees, and of the trustees who are not interested persons, at a meeting held ______________. The trustees reviewed with counsel information provided by CAMCO concerning its proposed advisory services to the Fund. The trustees also reviewed materials concerning the Fund's anticipated expenses, including advisory and sub-advisory fee rates, for the Fund and comparable funds. The trustees considered information presented at the meeting concerning soft dollar and brokerage allocation policies of CAMCO. They also reviewed procedures for overseeing the Fund's other service providers. The trustees considered various potential sources of other compensation to the Adviser and its affiliates attributable to their relationship with the Funds, including the receipt of distribution fees by the Fund's Distributor. In determining to approve the CAMCO Agreement, the trustees noted the reasonableness and fairness of the proposed advisory fees and of overall anticipated Fund expenses.

The CAMCO Agreement will remain in effect for an initial two year period and thereafter from year to year, provided the renewal of the CAMCO Agreement is specifically approved (a) by the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the trustees who are not parties to the Agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the trustees or, by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 90 days' written notice to the Fund. Each Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Administration Agreement

Pursuant to an Administration Agreement dated _________, CAMCO supervises all aspects of the Fund's operations. It oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by CAMCO. For these services, the Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to the following annual rates, based on the average daily net assets of the Fund: .075% of the first $500 million, .060%on the next $500 million; and .050% on assets over $1 billion.

Consultant

California Plan of Church Finance ("Consultant") provides credit research and specific analysis to CAMCO regarding each church mortgage bond and church mortgage loan (as described in the Fund's prospectus) being considered for purchase by the Fund. Such analysis will include, as appropriate, consideration of the Borrower's (a) financial condition, (b) property valuation, (c) quality and stability of management, (d) geographic location, and (e) other relevant physical or financial risks. The Consultant will also provide assistance concerning the proper valuation of church mortgage and church mortgage loans held or being considered for purchase or sale by the Fund. For these services, the Fund pays the Consultant a fee at following annual rates, based on the average daily net assets of the Fund: ____% of the first $500 million; ___% of the next $500 million; and ___% of assets over $1 billion.

Service Plan

In addition to the fees and expenses described herein, the Fund has adopted a Service Plan (the "Service Plan") for its Shares designed to meet the service fee requirements of the sales charge rule of the NASD. The Service Plan has been approved by the Trustees of the Fund, who have no direct or indirect financial interest in the Service Plan, and by all of the Trustees of the Fund.

The Service Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Distributor and broker-dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to the Shares for any fiscal year.

The Service Plan shall continue in effect indefinitely for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan (the "Plan Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Service Plan. The Service Plan may not be amended to increase materially the payments described herein without approval of the Shares' shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Service Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting Shares of the Fund. Under the Service Plan, the Trustees shall review at least quarterly a written report of the amounts expended under the Service Plan and the purposes for which such expenditures were made.

It is anticipated that the Fund may apply for an exemptive order from the SEC to permit it to use fees under this Plan to pay for distribution-related expenses. In the event such an order is obtained, the fee payable under the Plan would not increase.

Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan"). Under the Plan, shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional Shares. Unless they elect to participate in the Plan, shareholders will receive distributions in cash.

_____, as plan agent (the "Plan Agent"), serves as agent for shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participating in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all shareholders of the Fund.

All registered shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. All correspondence concerning the dividend reinvestment plan should be directed to the __________ Company, as Plan Agent, c/o ___________________. Please call 1-800-__________ between the hours of ___ a.m. and ____ p.m. Central time if you have questions regarding the Plan.

Purchasing Shares of the Fund

The Fund offers its shares through securities dealers who have an agreement with the Distributor. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributor to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, as sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. The Fund may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $30 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Initial Sales Charges. The maximum initial sales charge is 3.25% . The initial sales charge may be reduced for certain large purchases, as described in the prospectus.

Cumulative Quantity Discount. The Fund permits you to combine the current value of qualified shares you already own, based upon the public offering price, in your account or in a group of qualified accounts linked to your account with the value of a proposed purchase to reach a breakpoint level that qualifies for a reduced sales charge.

Waivers for Certain Investors. Shares may be purchased without an initial sales charge by the following investors due to anticipated economies in sales efforts and expenses: qualified fee-based financial advisers. Christian organizations that invest $1 million or more in the Fund will not be subject to the initial sales charge.

Retirement Plans

Individual retirement accounts with investments of $1 million or more, and Qualified Retirement Plans with assets of $1 million or more are eligible to purchase Shares without an initial sales charge.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

Net Asset Value

The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed at least weekly as of the close of business on the New York Stock Exchange. The net asset value will also be determined on the five business days preceding each Repurchase Request Deadline as of the close of business on the New York Stock Exchange. During any period in which the Fund is offering its Shares, it will generally calculate its net asset value on each business day, as of the close of business on the New York Stock Exchange, unless otherwise permitted by applicable law. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

Church mortgage bonds will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Church mortgage bonds for which reliable market quotes are not readily available are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees, such church mortgage bonds will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser, with the advice of the Consultant, by considering a number of factors including market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, and maturity), the credit worthiness of the Borrower, the current interest rate, and the maturity of the church mortgage bonds. The fair value of church mortgage bonds are reviewed and approved by the Fund's Valuation and Investment Review Committee and by the Fund's Board. To the extent that an active secondary trading market in church mortgage bonds develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing church mortgage bonds in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the church mortgage bond market and will make modifications to the current valuation methodology as deemed appropriate. A similar procedure will be use to value church mortgage loans held or to be purchased by the Fund.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Securities other than church mortgage bonds and church mortgage loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

Performance Information

The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV. The distribution rate is based solely on the actual dividends and distributions which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the church mortgage bond and church mortgage loan market, and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

The Fund may from time to time include figures indicating total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class.

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of a Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

[P(1 + T)n = ERV]
Where P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for a Fund may be compared, in reports and promotional literature, to: (i) appropriate unmanaged indices of performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for taxes, administrative and management costs and expenses.

Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

Taxation

The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends. As a Delaware statutory trust, the Fund will not be subject to any excise or income taxes in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

To avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of the Fund's earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions to Shareholders

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time Shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such Shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains, however. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will be equal to their fair market value on the distribution date.

Dividends generally will be treated as distributed when paid. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares

The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) may be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

As a consequence of the recently-enacted Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year or (iii) for taxable years beginning after December 31, 2008, 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

Withholding On Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

  an individual who is a citizen or resident of the United States;

  a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their Shares. See "Backup Withholding" and "Information Reporting" below.

If income from the Fund or gains realized from the sale of Shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

Backup Withholding

The Fund may be required to withhold federal income tax ("backup withholding") from dividends and proceeds from the sale of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Non-U.S. Shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

General

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Repurchase of Shares

The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to any tender offer it may make. The Fund intends to repay any advances under any such credit agreements from proceeds from the interest and principal payments of the Mortgage Bonds and from the sale of Shares.

During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Shares and will establish procedures which will be specified in the tender offer documents to enable shareholders to ascertain readily such net asset value. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

Tendered Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

Part C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

List all financial statements and exhibits filled as part of the registration statement.

  Financial statements

  To be filed by Amendment

  Exhibits:

    (1) Certificate of Trust and (2) Declaration of Trust -- filed herewith.

    Bylaws -- To be filed by Amendment

    Voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant; Not Applicable

    Constituent instruments defining the rights of the holders of the securities; Not Applicable

    Dividend reinvestment plan, if any; To be filed by Amendment

    Constituent instruments defining rights of holders of long-term debt --Not Applicable

    Investment advisory contract -- To be filed by Amendment

    Distribution contract, and specimens or copies of all agreements between principal underwriters and dealers; To be filed by Amendment

    Bonus, profit sharing, pension or other plans for benefit of trustees -- Not Applicable

    Custodian agreements and depository contracts -- To be filed by Amendment

    Other material contracts not made in the ordinary course of business that are to be performed in whole or in part at or after the date filing the registration statement; To be filed by Amendment

    Opinion of counsel and consent to its use as to the legality of the securities being registered, including whether they will be legally issued, fully paid, and nonassessable -- To be filed by Amendment

    Consent of non-resident trustee -- Not Applicable

    Other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the statement, and consents to the use of accountants reports relating to audited financial statements required by Section 7 of the 1933 Act [15 U.S.C. 77g] -- filed herewith

    All financial statements omitted from Items 8.6 or 23; Not Applicable

    Agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter, or initial stockholders and written assurance from the promoters or initial stockholders that their purchases were made for investment purposes without any present intention of reselling -- To be filed by Amendment

    Model retirement plan -- Not Applicable

    Codes of ethics adopted under Rule 17j-1 under the 1940 Act [17 CFR 270.17j-1] and currently applicable to the Registrant - To be filed by Amendment

Item 25. Marketing Arrangements

Not Applicable

Item 26. Other Expenses of Issuance and Distribution
Registration Fees	$
Federal Taxes	$
State Taxes and Fees	$
Trustee Fees	$
Transfer Agent Fees	$
Printing Expenses	$
Rating Agency Fees	$
Legal Fees	$
Accounting Fees & Expenses	$
Miscellaneous Expenses	$
Total	$

Item 27. Persons Controlled by or Under Common Control

Not Applicable

Item 28. Number of Holders of Securities

To be filed by Amendment

Item 29. Indemnification

Registrant's Declaration of Trust provides as follows:

Indemnification.

Subject to the exceptions and limitations contained in paragraph (b) below:

every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

for purposes of this Section 3 and Section 5 of this Article VII below, "agent" means any Person who is, was or becomes an employee or other agent of the Trust who is not Covered Person; "proceeding" means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and "liability" and "expenses" include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

The Trust's financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Item 30. Business and Other Connections of Investment Adviser

Information as to the directors and officers of Capstone Asset Management Company (" Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-17695) filed under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Item 31. Location of Accounts and Records

The accounts and records of the Registrant will be maintained by Capstone Asset Management Company, the Investment Adviser and Administrator to the Registrant; located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. Custodian, Accounting Agent, Transfer Agent and Shareholder Servicing Agent information to be filed by Amendment

Item 32. Management Services

Not Applicable

Item 33. Undertakings

    Not Applicable

    Not Applicable

    Not Applicable

    Registrant undertakes:

      to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

        to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(a)(3)];

        to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

        to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

      to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. #9; #9; Not Applicable

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 27th day of October, 2004.

CAPSTONE CHURCH BOND FUND
Registrant
By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	President and Trustee (Principal Executive Officer and sole Trustee)	October 27, 2004

/s/ Richard Nunn Richard Nunn	Senior Vice President, Secretary, Principal Financial & Accounting Officer and Chief Compliance Officer	October 27, 2004